U. S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): March 18, 2002

                      General Telephony.com, Inc.
         -----------------------------------------------------
        (Exact name of registrant as specified in its charter)

            Nevada                   0-31705                 91-2007477
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(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

    14601 Bellaire Blvd., Suite 338, Houston TX           77083
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    (Address of principal executive offices)            (zip code)

              Issuer's Telephone Number:  (281) 564-6418
                                          --------------

                             Not Applicable
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      (Former name or former address, if changed, since last report)

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ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) The Board of Directors of the Registrant dismissed G. Brad Beckstead, Certified Public Accountants ("GBB") effective March 18, 2002, and has retained Merdinger, Fruchter, Rosen & Corso, P.C. as its independent auditor for the fiscal year ended December 31, 2001. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of GBB and the engagement of Merdinger, Fruchter, Rosen & Corso, P.C. as its independent auditor. None of the reports of GBB on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10SB12G for the fiscal year ended December 31, 2000 stated the following:

"Note 5 - Going concern. The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern."

There were no disagreements between the Company and GBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GBB, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, GBB has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of GBB which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of GBB that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2001.

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(b) On March 18, 2002 the Registrant engaged Merdinger, Fruchter, Rosen &
Corso, P.C. as its principal accountant to audit the Registrant's financial statements as successor to GBB. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Merdinger, Fruchter, Rosen & Corso, P.C. regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Merdinger, Fruchter, Rosen & Corso, P.C. provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Merdinger, Fruchter, Rosen & Corso, P.C.
on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 Letter regarding Change in Certifying Accountant

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENERAL TELEPHONY.COM, INC.

Date:    March 28, 2002                    By: /s/ David Selmon, Jr.
                                           --------------------------
                                           David Selmon, Jr.
                                           Chief Executive Officer
                                           Chief Financial Officer


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